Putnam
Massachusetts
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The dramatic twists and turns of the economy and the bond market during the first half of Putnam Massachusetts Tax Exempt Income Fund's fiscal year provided plenty of challenges for Fund Manager Richard Wyke and the credit team that supports him.

The task of closely monitoring the creditworthiness of fund holdings in the wake of a slowing economy and the Federal Reserve Board's sharp decline in short-term interest rates became even more difficult in the aftermath of the September 11 events. It has been encouraging to note, however, that in the face of these dramatic turns, municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, Rick discusses in detail the environment in which the team worked during the fiscal year's first half and reviews the strategy they used within that framework, both before and after the attacks. As the fund completes fiscal 2002, he is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 9, 2002


REPORT FROM FUND MANAGEMENT

Richard P. Wyke

As the U.S. economy continued to struggle and interest rates were cut even further, the municipal bond market generally experienced solid returns at net asset value over the six months ended November 30, 2001. After the September 11 tragedies heightened feelings of both economic and political uncertainty, investors sought the relative safety of fixed-income investments. Demand increased substantially and market prices tended to reflect that increase. Putnam Massachusetts Tax Exempt Income Fund was able to take advantage of this environment over the semiannual period, although anticipation of a recovering economy toward the end of the reporting period cut into some of its gains.

Total return for 6 months ended 11/30/01

      Class A           Class B          Class M
    NAV     POP       NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   4.32%   -0.65%    4.09%  -0.91%    4.16%   0.77%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* CONTINUED RATE CUTS, CONTAINMENT OF MUNICIPAL WORRIES BENEFITTED FUND

Throughout your fund's reporting period, the Federal Reserve Board continued its fiscal easing policy in an effort to limit the damage of a slowing U.S. economy and fend off the threat of recession. Thus far in calendar 2001, the Fed has cut rates a total of 11 times, for a total reduction of 4.75%. Because bond prices rise when rates fall, and because your fund had been positioned with a relatively long duration -- a measure of interest-rate sensitivity -- the cuts boosted performance. (A shorter duration, in contrast, helps stabilize the net asset value but limits the fund's ability to benefit from rate declines.)


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/
hospitals               32.9%

Education               15.0%

Transportation          14.5%

Housing                  8.3%

Water & sewer            8.3%

Footnote reads:
*Based on net assets as of 11/30/01. Holdings will vary over time.


Because demand for bonds in general increased significantly over the six-month period, lower-quality investment-grade holdings out-performed high-quality issues up until September 11. In the weeks following the terrorist attacks, investors sold off lower-quality holdings and bid up the prices of higher-quality bonds. As a result, credit yield spreads -- the difference in yield between bonds of various credit ratings -- widened. In this environment, municipal bonds, in part because of their tax advantages, fared better than corporate bonds, although neither performed as well as government-insured Treasury bills.

While the troubled U.S. economy has generally provided a favorable backdrop for the bond market, it created a difficult environment for states and municipalities across the country. Potential budget deficits and lower tax revenues have raised some question as to the ability of some states -- such as California and New York -- to maintain timely payments on certain obligations. Fortunately for most municipal bond investors, concern over the financial health of these two municipalities has been isolated and tended to affect only their own issuances. It has not yet had a negative effect on bonds issued by other municipalities such as Massachusetts.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 54.0%

Aa/AA -- 23.5%

A -- 4.5%

Baa/BBB -- 11.1%

Ba/BB -- 6.9%

Footnote reads:
*As a percentage of market value as of 11/30/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* COMMONWEALTH STAYED STRONG IN A MIXED MUNICIPAL MARKET

In contrast to California and New York, Massachusetts is in better financial health than it has been in years. In Massachusetts' fiscal 2001, the Commonwealth recorded an unemployment rate of nearly half the national average and a per capita income of 28% above the national average, as well as an extraordinary $3 billion budget surplus. While the Commonwealth will certainly be affected by current U.S. economic turmoil, its strong financial status in 2001 should help dampen the blow as Massachusetts enters fiscal 2002. With that in mind, the challenge for your fund management team over the reporting period was choosing among the wide range of investment opportunities available to us. On the basis of Massachusetts' strong financial health, we increased our position in general obligation bonds over the reporting period. We feel this is a stable holding and as the U.S. economy begins to recover, the Commonwealth's ability to generate revenue to repay its GO bonds will only improve.

"The tax cuts enacted by Congress this year don't diminish munis' attractiveness."

-- Laura Lallos, CNN Money, October 19, 2001


One of the unique buying opportunities we uncovered involved an insured airline bond issued by Massport and Delta. After September 11, the airline sector experienced a substantial drop in market price both in stocks and bonds, and in a select number of cases, this created some attractive discounts. We held the bond prior to September 11, and took advantage of this situation to increase our position by about 2%. The Massport/Delta issue is rated AAA and fully insured.

Your fund has historically held a significant position within the health care sector, and this continues to be the case. We feel the sector has already taken into account the economic downturn and in fact appears to be well into the rebound. We took this opportunity to add some names in this sector to the portfolio. In August, Milton Hospital issued $18 million worth of a refunding bond for outstanding obligations of which we purchased $1.2 million. This hospital is a well-managed institution and has well-secured debt, good debt service coverage, and a strong balance sheet. Bond rating agencies give this holding upgrade potential.

Lasell College bonds are another new holding. The college currently has a healthy operating surplus, enrollment was up 7% in 2001, and revenue appears strong. The college also has a noteworthy tie with Lasell Village, a nursing home with an equally stable balance sheet. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* OUTLOOK REMAINS POSITIVE DURING ECONOMIC RECOVERY

While economic recovery in the United States seems to be primarily a matter of time, we feel that current conditions will likely remain intact at least until the second quarter 2002. Inflation, a critical factor for bond investments, is expected to remain low over the near term and while interest rates will undoubtedly begin to rise again at some point, we believe any increase will be gradual and accomplished in relatively small increments compared to this year's dramatic adjustments. Consequently, we anticipate a favorable environment for fixed-income securities as 2002 begins. The bond market has experienced some recent turmoil on the heels of the September 11 tragedies and buying opportunities still exist. We will continue our efforts to take advantage of these opportunities. However, we will also continue to operate on the principle that it is much more beneficial in the long run to have strong income and solid total returns and to mitigate downside volatility, than to seek the highest yields, which are often accompanied by much greater risk.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/01, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees.
He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries.
We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Massachusetts Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/01

                    Class A          Class B         Class M
(inception dates)  (10/23/89)       (7/15/93)       (5/12/95)
                  NAV      POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         4.32%   -0.65%   4.09%  -0.91%   4.16%   0.77%
------------------------------------------------------------------------------
1 year           8.38     3.26    7.79    2.79    8.17    4.60
------------------------------------------------------------------------------
5 years         29.85    23.67   25.82   23.83   28.06   23.84
Annual average   5.36     4.34    4.70    4.37    5.07    4.37
------------------------------------------------------------------------------
10 years        90.75    81.75   77.87   77.87   84.46   78.51
Annual average   6.67     6.16    5.93    5.93    6.31    5.97
------------------------------------------------------------------------------
Annual average
(life of fund)   7.19     6.76    6.41    6.41    6.80    6.51
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/01

                          Lehman Municipal         Consumer
                             Bond Index           price index
------------------------------------------------------------------------------
6 months                       3.84%                 0.06%
------------------------------------------------------------------------------
1 year                         8.76                  1.95
------------------------------------------------------------------------------
5 years                       34.44                 11.91
Annual average                 6.10                  2.28
------------------------------------------------------------------------------
10 years                      96.06                 28.88
Annual average                 6.96                  2.57
------------------------------------------------------------------------------
Annual average
(life of fund)                 7.40                  2.91
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/01

                          Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                     6               6               6
------------------------------------------------------------------------------
Income                   $0.235314       $0.204496       $0.221125
------------------------------------------------------------------------------
Capital gains 1             --              --              --
------------------------------------------------------------------------------
  Total                  $0.235314       $0.204496       $0.221125
------------------------------------------------------------------------------
Share value:           NAV     POP          NAV         NAV     POP
------------------------------------------------------------------------------
5/31/01               $9.20   $9.66        $9.19       $9.20   $9.51
------------------------------------------------------------------------------
11/30/01               9.36    9.83         9.36        9.36    9.67
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2                 4.89%   4.66%        4.23%       4.59%   4.44%
------------------------------------------------------------------------------
Taxable
equivalent 3           8.51    8.11         7.36        7.98    7.72
------------------------------------------------------------------------------
Current
30-day SEC
yield 4                4.44    4.23         3.78        4.13    4.00
------------------------------------------------------------------------------
Taxable
equivalent 3           7.72    7.36         6.58        7.18    6.96
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 42.51% federal and Massachusetts state combined tax rate for 2001. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                      Class A         Class B          Class M
(inception dates)   (10/23/89)       (7/15/93)        (5/12/95)
                   NAV      POP     NAV     CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          1.91%   -2.92%   1.60%  -3.38%    1.88%  -1.43%
------------------------------------------------------------------------------
1 year            4.25    -0.67    3.60   -1.36     3.95    0.59
------------------------------------------------------------------------------
5 years          28.42    22.26   24.33   22.35    26.66   22.59
Annual average    5.13     4.10    4.45    4.12     4.84    4.16
------------------------------------------------------------------------------
10 years         84.12    75.32   71.65   71.65    78.23   72.52
Annual average    6.29     5.78    5.55    5.55     5.95    5.60
------------------------------------------------------------------------------
Annual average
(life of fund)    7.01     6.59    6.23    6.23     6.63    6.34
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll.    -- U.S. Government Collateralized

MUNICIPAL BONDS AND NOTES (98.4%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Massachusetts (94.5%)
-------------------------------------------------------------------------------------------------------------------
$         7,935,000 Boston, Wtr. & Swr. Commn. Rev. Bonds,
                    Ser. A, 5 3/4s, 11/1/13                                               AA-        $    8,847,525
          4,000,000 Boston, Indl. Dev. Fin. Auth. Rev. Bonds
                    (Springhouse, Inc.), 6s, 7/1/28                                       BB-/P           3,295,000
          7,000,000 Boston, Indl. Dev. Fin. Auth. Swr. Fac. Rev.
                    Bonds (Harbor Elec. Energy Co.),
                    7 3/8s, 5/15/15                                                       Baa1            7,163,800
          2,100,000 Framingham, Housing Authority Rev.
                    Bonds, GNMA Coll., 6.35s, 2/20/32                                     AAA             2,262,750
          5,185,000 Holden, G.O. Bonds, FGIC, 5 1/2s, 3/1/20                              Aaa             5,444,250
                    MA Bay Trans. Auth. Rev. Bonds
          3,550,000 Ser. B, 6.2s, 3/1/16                                                  AA              4,095,813
          7,500,000 (Gen. Trans. Syst.), Ser. B, 5.9s, 3/1/24                             AA              8,156,250
          4,000,000 (Gen. Trans. Syst.), Ser. A, 5 1/2s, 3/1/12                           AA              4,350,000
                    MA Dev. Fin. Agcy. Rev. Bonds
          4,000,000 (Lasell College), 6 3/4s, 7/1/31                                      BB+/P           3,960,000
          3,420,000 (Lasell Village PJ), Ser. A, 6 3/8s, 12/1/25                          BB/P            3,184,875
          1,950,000 (MA Biomedical Research), Ser. C,
                     1/8s, 8/1/12                                                         A2              2,110,875
          1,300,000 (Worcester Redev. Auth. Issue),
                    6s, 6/1/24                                                            AA              1,402,375
          1,830,000 (MA Biomedical Research), Ser.
                    C, 5 7/8s, 8/1/10                                                     A2              1,960,388
          1,750,000 (Boston Biomedical Research),
                    5 3/4s, 2/1/29                                                        Baa3            1,655,938
          2,000,000 (Eastern Nazarine College),
                    5 5/8s, 4/1/29                                                        BBB-            1,770,000
          1,650,000 MA Dev. Fin. Agcy. Rev. Bonds Hlth. Facs.
                    (Beverly Enterprises, Inc.), 7 3/8s, 4/1/09                           BB-/P           1,685,063
                    MA Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,015,000 (Newton-Wellesley Hosp.), Ser. E,
                    MBIA, 5.9s, 7/1/11                                                    Aaa             3,267,506
          1,265,000 (Milton Hosp.), Ser. C, 5 1/2s, 7/1/11                                BBB+            1,314,010
          4,500,000 (Harvard U.), Ser. DD, 5s, 7/15/35                                    Aaa             4,393,125
          2,105,000 (Caregroup), Ser. A, MBIA, 5s, 7/1/06                                 Aaa             2,233,931
          5,000,000 MA State Edl. Fin. Auth. Rev. Bonds, Ser. E,
                    AMBAC, 5s, 1/1/13                                                     AAA             5,000,000
                    MA State G.O. Bonds
          5,075,000 AMBAC, 8.85s, 11/1/14
                    (acquired 5/11/98, cost $6,660,938) (RES)                             AAA/P           6,946,406
          5,000,000 Ser. B, AMBAC, 6 1/4s, 7/1/20                                         Aaa             5,400,000
          2,000,000 Ser. B, 5 3/4s, 6/1/10                                                Aa2             2,222,500
          5,500,000 5 1/2s, 11/1/19                                                       Aa2             5,912,500
          2,000,000 Ser. D, 5 1/2s, 11/1/18                                               Aa2             2,150,000
          3,750,000 Ser. C, 5 1/4s, 8/1/15                                                Aa2             3,890,625
         12,100,000 Ser. B, 5s, 5/1/12                                                    Aa2            12,584,000
          1,935,000 MA State G.O. Bonds, FRB, Ser. 35,
                    10.53s, 11/1/11 (acquired 8/13/98,
                    cost $2,401,142) (RES)                                                AA/P            2,467,125
          6,000,000 MA State Higher Ed. Fac. Auth. Rev.
                    Bonds IFB (Boston U.), Ser. L, MBIA,
                    10.112s, 7/1/25                                                       Aaa             6,362,400
          7,900,000 MA State Hlth. & Edl. Auth. Rev. Bonds
                    IFB (New England Medical Ctr.),
                    MBIA, 7.58s, 7/1/18                                                   Aaa             7,969,125
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          5,610,000 (Rehab. Hosp. Cape & Islands),
                    Ser. A, 7 7/8s, 8/15/24                                               AAA/P           6,353,325
          3,125,000 (UMass Memorial), Ser. C, 6 1/2s,
                    7/1/21                                                                Baa2            3,238,281
                    MA State Hlth. & Edl. Facs. Board
                    Rev. Bonds
          3,880,000 (Metro West Hlth. Inc.), Ser. C,
                    6 1/2s, 11/15/18                                                      Aaa             4,124,362
          9,850,000 (MA Gen. Hosp.), Ser. F, AMBAC,
                    6 1/4s, 7/1/12                                                        Aaa            11,364,438
          7,000,000 MA State Wtr. Pollution Abatement Rev.
                    Bonds (Pool Program), Ser. 5,
                    5 3/8s, 8/1/27                                                        Aaa             7,166,250
                    MA State Hlth. & Edl. Fac. Auth. IFB
          1,200,000 (St. Elizabeth Hosp.), Ser. E, FSA,
                    11.73s, 8/12/21                                                       Aaa             1,252,500
          7,500,000 (Beth Israel-Deaconess Hosp.),
                    AMBAC, 11.1s, 10/1/31                                                 Aaa             7,832,100
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,490,000 (Goddard Memorial Hosp.), Ser. B,
                    9s, 7/1/15                                                            Ba2             2,405,963
          8,185,000 (Cooley Dickinson Hosp.), 7 1/8s,
                    11/15/18                                                              AAA/P           8,901,188
          3,000,000 (Winchester Hosp.), Ser. E,
                    6 3/4s, 7/1/30                                                        BBB             3,161,250
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          1,900,000 (Sisters Providence Hlth. Syst.),
                    Ser. A, 6 5/8s, 11/15/22                                              Aaa             2,011,074
          1,550,000 (Worcester Polytech Inst.), Ser. E,
                    6 5/8s, 9/1/17                                                        AAA             1,634,584
          5,000,000 (Harvard U.), Ser. N, 6 1/4s, 4/1/20                                  Aaa             5,850,000
          1,000,000 (Learning Ctr. for Deaf Children),
                    Ser. C, 6 1/8s, 7/1/29                                                Ba2               966,250
          7,250,000 (Newton-Wellesley Hosp.), Ser. E,
                    MBIA, 6s, 7/1/25                                                      Aaa             7,866,250
          2,100,000 (Partners Healthcare Syst.), 6s, 7/1/15                               AA-             2,262,750
          1,460,000 (Partners Healthcare Syst.),
                    Ser. C, 6s, 7/1/14                                                    AA-             1,591,400
          4,000,000 (Partners Healthcare Syst.), Ser. C,
                    5 3/4s, 7/1/32                                                        AA-             4,065,000
          4,500,000 (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        Baa2            4,280,625
          3,665,000 (Williams College), Ser. G, 5 1/2s, 7/1/14                            Aaa             3,935,294
          2,250,000 (Cape Cod Healthcare), Ser. B, 5.45s,
                    11/15/23                                                              BBB+            2,070,000
          3,000,000 (Jordan Hosp.), Ser. D, 5 3/8s, 10/1/28                               BBB+            2,737,500
          4,250,000 (Boston College), Ser. K, 5 3/8s, 6/1/14                              AA-             4,568,750
          3,000,000 (Partners Healthcare Syst.), Ser. B,
                    5 1/4s, 7/1/11                                                        AA-             3,172,500
         10,000,000 (MA Inst. of Tech.), Ser. I-1, 5.2s, 1/1/28                           Aaa            10,325,000
         10,915,000 (Boston College), Ser. L, 4 3/4s, 6/1/31                              Aa3            10,041,800
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          6,000,000 (Res. Dev.), Ser. C, FNMA Coll.,
                    6.9s, 11/15/21                                                        Aaa             6,178,320
          2,000,000 (Residential Dev.), Ser. E, FNMA Coll.,
                    6 1/4s, 11/15/12                                                      Aaa             2,076,360
          2,000,000 (Rental Mtge.), Ser. E, AMBAC,
                    5.9s, 7/1/25                                                          Aaa             2,050,000
          5,000,000 (Rental Mtge.), Ser. C, AMBAC,
                    5 5/8s, 7/1/40                                                        Aaa             5,043,750
                    MA State Indl. Fin. Agcy. Resource
                    Recvy. Rev. Bonds (Southeastern MA)
          6,400,000 Ser. B, 9 1/4s, 7/1/15                                                BB-/P           6,609,728
          3,406,600 Ser. A, 9s, 7/1/15                                                    BB-/P           3,517,894
                    MA State Indl. Fin. Agcy. Rev. Bonds
          6,000,000 (Orchard Cove, Inc.), U. S. Govt.
                    Coll., 9s, 5/1/22                                                     AAA/P           6,345,840
          3,000,000 (1st Mtge. Stone Institution &
                    Newton), 7.9s, 1/1/24                                                 BB-/P           3,033,750
          5,140,000 (1st Mtge. Loomis & Village),
                    7 5/8s, 7/1/25                                                        AAA             6,013,800
          3,500,000 (1st. Mtge. Brookhaven), Ser. A,
                    7s, 1/1/15                                                            BBB/P           3,600,625
          1,165,000 (Clark U.), Ser. E, 7s, 7/1/12                                        A               1,191,329
          3,000,000 (1st Mtge. Brookhaven), Ser. A,
                    7s, 1/1/09                                                            BBB/P           3,138,750
          5,875,000 (American Hinghan, Wtr. Treatment),
                    6 3/4s, 12/1/25                                                       BBB/P           6,242,188
          6,000,000 (1st Mtge. Berkshire Retirement),
                    Ser. A, 6 5/8s, 7/1/16                                                BBB             6,060,000
          2,000,000 (1st Mtge. Brookhaven), Ser. B,
                    6.6s, 1/1/17                                                          BBB/P           2,004,420
          1,070,000 (Worcester Visiting Nurse Assn.),
                    6.4s, 9/15/10                                                         A-/P            1,190,375
          3,385,000 (Park School), 5.9s, 9/1/26                                           A3              3,537,325
          4,250,000 (MA Eastern Edison Co.), 5 7/8s, 8/1/08                               A+              4,425,313
          1,650,000 (Wentworth Inst. of Tech.), 5 3/4s,
                    10/1/28                                                               Baa1            1,666,500
          2,000,000 (Babson College), Ser. A, MBIA,
                    4 3/4s, 10/1/28                                                       Aaa             1,865,000
         12,250,000 (Tufts U.), Ser. H, MBIA, 4 3/4s, 2/15/28                             Aaa            11,438,438
                    MA State Tpk. Auth. Hwy. Syst. Rev.
                    Bonds, Ser. A
         18,750,000 AMBAC, 5s, 1/1/39                                                     Aaa            17,859,375
          3,350,000 MBIA, 5s, 1/1/37                                                      Aaa             3,195,063
          1,340,000 MA State Wtr. Poll. Abatement Rev.
                    Bonds (Pool Program), Ser. 7, 5s, 8/1/06                              Aaa             1,432,125
          5,000,000 MA State Wtr. Resources Auth. FRB,
                    11.109s, 8/1/39 (acquired 3/9/00,
                    cost $4,652,700) (RES)                                                A+              5,656,250
                    MA State Wtr. Resources Auth. Rev. Bonds
         10,000,000 Ser. A, 6 1/2s, 7/15/19                                               AA             11,887,500
          2,900,000 Ser. C, MBIA, 5 1/4s, 12/1/15                                         AAA             3,084,875
          1,650,000 MA. Hsg. Fin. Agcy. Ser. E, FSA, 3.8s, 7/1/04                         Aaa             1,672,688
                    MA. Hsg. Fin. Agcy. Rev. Bonds
          4,435,000 (Single Fam.), Ser. 86, 5.2s, 12/1/32                                 Aa2             4,290,863
          4,435,000 (Single Fam.), Ser. 86, 5.1s, 12/1/21                                 Aa2             4,313,038
          1,590,000 Ser. E, FSA, 4.1s, 7/1/06                                             Aaa             1,611,863
          1,520,000 Ser. E, FSA, 3.95s, 7/1/05                                            Aaa             1,552,300
                    MA. Hsg. Fin. Auth. Agcy. Rev. Bonds, Ser. 84
          1,345,000 4 1/4s, 12/1/07                                                       AA              1,365,175
          1,110,000 4.05s, 12/1/06                                                        AA              1,128,038
          1,290,000 3.9s, 12/1/05                                                         AA              1,320,638
         17,000,000 MA. Port Auth. Rev. Bonds (Delta Airlines
                    Inc. Project), Ser. A, AMBAC, 5s, 1/1/27                              Aaa            16,107,500
          5,000,000 Quincy, Rev. Bonds IFB (Quincy Hosp.),
                    FSA, 8.92s, 1/15/11                                                   Aaa             5,312,500
                    Somerville, Hsg. Auth. Rev. Bonds
                    (Clarendon-Hill Mtge.), GNMA Coll.
          2,000,000 7.95s, 11/20/30                                                       AAA             2,016,500
          1,175,000 7.85s, 11/20/10                                                       AAA             1,185,023
          1,000,000 Westford, G.O. Bonds, FGIC, 5 1/4s, 4/1/20                            Aaa             1,022,500
          2,910,000 Worcester Mtge. Rev. Bonds
                    (Briarwood Issue), 9 1/4s, 12/1/22                                    AAA/P           3,196,548
                                                                                                      -------------
                                                                                                        433,076,656

Puerto Rico (3.9%)
-------------------------------------------------------------------------------------------------------------------
                    Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          2,925,000 Ser. Y, MBIA, 6 1/4s, 7/1/13                                          Aaa             3,462,469
          5,000,000 Ser. W, MBIA, 5 1/2s, 7/1/15                                          Aaa             5,531,250
                    Cnmwlth. of PR, G.O. Bonds, FSA
          1,700,000 6 1/2s, 7/1/13                                                        AAA             2,050,625
          4,000,000 5 1/2s, 7/1/10                                                        Aaa             4,450,000
          2,600,000 PR Indl. Med. & Env. Poll. Control Fac. Fin.
                    Auth. Rev. Bonds (Special Facilities-
                    American Airlines, Inc.), Ser. A, 6.45s,
                    12/1/25                                                               Ba2             2,275,000
                                                                                                      -------------
                                                                                                         17,769,344
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $434,029,796) (b)                                         $ 450,846,000
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $458,059,975.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $434,029,796, resulting in gross unrealized appreciation and depreciation of $22,958,845 and $6,142,641, respectively, or net unrealized appreciation of $16,816,204.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2001 was $15,069,781 or 3.3% of net assets.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 2001.

      The fund had the following industry group concentrations greater than 10% at November 30, 2001 (as a percentage of net assets):

          Health care/hospitals    32.9%
          Education                15.0
          Transportation           14.5

      The fund had the following insurance concentration greater than 10% at November 30, 2001 (as a percentage of net assets):

          AMBAC                    16.9%
          MBIA                     12.3

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $434,029,796) (Note 1)                                        $450,846,000
-------------------------------------------------------------------------------------------
Cash                                                                                850,856
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    7,938,340
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,525,574
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       40,021
-------------------------------------------------------------------------------------------
Total assets                                                                    461,200,791

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               907,124
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,325,138
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        569,895
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           81,853
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        16,391
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,472
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              202,273
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               36,670
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,140,816
-------------------------------------------------------------------------------------------
Net assets                                                                     $458,059,975

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $449,309,353
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (100,089)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (7,965,493)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       16,816,204
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $458,059,975

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($324,757,146 divided by 34,683,430 shares)                                           $9.36
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.36)*                                $9.83
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($126,995,487 divided by 13,573,542 shares)+                                          $9.36
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,307,342 divided by 673,705 shares)                                                $9.36
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.36)**                               $9.67
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2001 (Unaudited)
Tax exempt interest income:                                                     $12,841,573
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,109,869
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      193,981
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    6,046
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,358
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               309,818
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               541,048
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                14,490
-------------------------------------------------------------------------------------------
Other                                                                                83,683
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,263,293
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (93,803)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,169,490
-------------------------------------------------------------------------------------------
Net investment income                                                            10,672,083
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    244,163
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     833,360
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                      6,055,199
-------------------------------------------------------------------------------------------
Net gain on investments                                                           7,132,722
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $17,804,805
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 10,672,083     $ 20,027,843
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 1,077,523       (1,163,022)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              6,055,199       20,822,812
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   17,804,805       39,687,633
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (7,750,874)     (14,338,207)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,762,073)      (5,432,659)
--------------------------------------------------------------------------------------------------
   Class M                                                               (135,789)        (252,397)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      37,715,780       20,445,364
--------------------------------------------------------------------------------------------------
Total increase in net assets                                           44,871,849       40,109,734

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   413,188,126      373,078,392
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $100,089 and
$123,436, respectively)                                              $458,059,975     $413,188,126
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.20        $8.74        $9.45        $9.61        $9.31        $9.11
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .24          .48          .50          .49          .51          .52
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .16          .46         (.71)        (.15)         .30          .21
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .40          .94         (.21)         .34          .81          .73
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.24)        (.48)        (.50)        (.50)        (.51)        (.53)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.24)        (.48)        (.50)        (.50)        (.51)        (.53)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.36        $9.20        $8.74        $9.45        $9.61        $9.31
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.32*       10.95        (2.20)        3.60         8.86         8.17
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $324,757     $285,452     $259,479     $298,243     $293,978     $280,402
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .42*         .82          .84          .97          .95          .96
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.51*        5.28         5.55         5.11         5.33         5.67
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 10.40*        6.91        15.17         9.42        31.13        19.12
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                        Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.19        $8.73        $9.44        $9.61        $9.30        $9.10
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .42          .44          .43          .45          .46
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .16          .46         (.71)        (.16)         .30          .21
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .37          .88         (.27)         .27          .75          .67
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.42)        (.44)        (.44)        (.44)        (.47)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.42)        (.44)        (.44)        (.44)        (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.36        $9.19        $8.73        $9.44        $9.61        $9.30
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.09*       10.24        (2.85)        2.81         8.27         7.47
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $126,995     $121,881     $109,426     $122,654     $105,351      $85,192
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .75*        1.47         1.49         1.62         1.60         1.61
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.18*        4.63         4.90         4.47         4.67         4.99
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 10.40*        6.91        15.17         9.42        31.13        19.12
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.20        $8.74        $9.45        $9.61        $9.31        $9.10
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .22          .45          .47          .46          .48          .50
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .16          .46         (.71)        (.15)         .30          .21
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .38          .91         (.24)         .31          .78          .71
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.45)        (.47)        (.47)        (.48)        (.50)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.45)        (.47)        (.47)        (.48)        (.50)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.36        $9.20        $8.74        $9.45        $9.61        $9.31
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.16*       10.61        (2.50)        3.29         8.55         7.96
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,307       $5,855       $4,174       $5,349       $2,570       $2,839
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .57*        1.12         1.14         1.27         1.25         1.26
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.36*        4.98         5.25         4.81         5.05         5.30
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 10.40*        6.91        15.17         9.42        31.13        19.12
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Massachusetts tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized /accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $6,990,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,126,000    May 31, 2003
     2,014,000    May 31, 2004
       596,000    May 31, 2007
     2,162,000    May 31, 2008
     1,092,000    May 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2001, the fund's expenses were reduced by $93,803 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $581 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $36,444 and $814 from the sale of class A and class M shares, respectively, and received $88,193 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. A deferred sales charge of up to 0.40% is assessed on certain redemptions of class M shares. For the six months ended November 30, 2001, Putnam Retail Management, acting as underwriter received $3,314 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $89,029,036 and $44,730,088, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,461,363        $ 60,696,273
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  476,802           4,478,535
---------------------------------------------------------------------------
                                             6,938,165          65,174,808

Shares
repurchased                                 (3,275,420)        (30,794,854)
---------------------------------------------------------------------------
Net increase                                 3,662,745        $ 34,379,954
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,258,446        $ 48,276,605
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  861,824           7,878,454
---------------------------------------------------------------------------
                                             6,120,270          56,155,059

Shares
repurchased                                 (4,787,103)        (43,781,078)
---------------------------------------------------------------------------
Net increase                                 1,333,167        $ 12,373,981
---------------------------------------------------------------------------

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,634,321        $ 15,345,257
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  170,651           1,601,666
---------------------------------------------------------------------------
                                             1,804,972          16,946,923

Shares
repurchased                                 (1,487,895)        (13,957,592)
---------------------------------------------------------------------------
Net increase                                   317,077        $  2,989,331
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,231,595        $ 20,359,739
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  336,200           3,070,927
---------------------------------------------------------------------------
                                             2,567,795          23,430,666

Shares
repurchased                                 (1,841,878)        (16,809,214)
---------------------------------------------------------------------------
Net increase                                   725,917        $  6,621,452
---------------------------------------------------------------------------

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    135,854          $1,275,343
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,136              57,599
---------------------------------------------------------------------------
                                               141,990           1,332,942

Shares
repurchased                                   (104,679)           (986,447)
---------------------------------------------------------------------------
Net increase                                    37,311          $  346,495
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    248,498          $2,263,316
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   11,296             103,376
---------------------------------------------------------------------------
                                               259,794           2,366,692

Shares
repurchased                                   (101,094)           (916,761)
---------------------------------------------------------------------------
Net increase                                   158,700          $1,449,931
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA047-76285  845/236/258  1/02